SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 11, 2008
FIDELITY SOUTHERN
CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On August 11, 2008, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing B. Rodrick Marlow has taken medical leave as CFO of the company and its bank subsidiary, Fidelity Bank, effective as of August 11th, and that Stephen H. Brolly has been elected Interim CFO of both entities. Mr. Brolly has served as the Treasurer of the company and Fidelity Bank since May 2006. Mr. Brolly is 45 years old and has been with Fidelity since May 2006. Prior to that, Mr. Brolly was the Senior Vice President, Chief Accounting Officer and Controller of Sun Bancorp, Inc. in Vineland, New Jersey.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on August 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Interim Chief Financial Officer

August 11, 2008